Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge, the amended Quarterly Report on Form 10-Q/A for the period ended March 31, 2009 of UTEC, Inc. (the “Company”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in such report.

/s//s/ Fortunato Villamagna
Fortunato Villamagna
Chief Executive Officer

Dated: January 29, 2010

/s/ Howard Bouch
Howard Bouch
Chief Financial Officer

Dated: January 29, 2010